UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2012

ICAHN ENTERPRISES HOLDINGS L.P.
    (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-118021-01	13-3398767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300
    (Registrant's Telephone Number, Including Area Code)

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm
On August 9, 2012, the Audit Committee of the Board of Directors of Federal-Mogul Corporation ("Federal-Mogul"), a significant subsidiary of Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), approved the dismissal of Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for Federal-Mogul Corporation. Grant Thornton LLP (“Grant Thornton”), the principal accountants of Icahn Enterprises Holdings, has expressed reliance in its reports on the audits and reviews of the financial statements of Federal-Mogul performed by E&Y. On August 9, 2012, the Audit Committee of the Board of Directors of Federal-Mogul Corporation approved the appointment of Grant Thornton, effective August 9, 2012, as Federal-Mogul’s independent registered public accounting firm for the fiscal year ending December 31, 2012. On August 9, 2012, Grant Thornton accepted the engagement and is therefore the principal accountants of both Icahn Enterprises Holdings and Federal-Mogul.
The reports of E&Y on Federal-Mogul's consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
In connection with the audits of Federal-Mogul's financial statements for the fiscal years ended December 31, 2011 and 2010 and through August 9, 2012, there have been no “disagreements” (as such term is described in Items 304(a)(1)(iv) of Regulation SK) with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused E&Y to make reference thereto in their reports on the consolidated financial statements for such years.
During the two most recent fiscal years and through August 9, 2012, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
Icahn Enterprises Holdings has provided E&Y with a copy of the foregoing disclosures and requested that E&Y furnish Icahn Enterprises Holdings with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements contained in this Item 4.01. A copy of E&Y's letter dated August 23, 2012 is attached as Exhibit 16.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

16.1 -  Letter to the Securities and Exchange Commission from Ernst & Young LLP dated as of August 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:   August 23, 2012